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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):           JANUARY 14, 1998


                             CELLSTAR CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                    0-22972                  75-2479727
(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
                                                         IDENTIFICATION NO.)

       1730 BRIERCROFT COURT, CARROLLTON, TEXAS                75006
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (972) 466-5000


ITEM 5.  OTHER EVENTS

     On January 14, 1998, CellStar Corporation issued a press release announcing fourth quarter and fiscal year financial results. The entire text of the press release is incorporated by reference herein, and a copy of the press release has been filed as an exhibit to this report.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

99.1     Press Release dated January 14, 1998


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CELLSTAR CORPORATION

January 22, 1998                   By  /s/ MARK Q. HUGGINS
                                       ----------------------------------
                                       Mark Q. Huggins
                                       Senior Vice President -- Administration,
                                       Chief Financial Officer and Treasurer



                                        2
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                                 EXHIBIT INDEX


Exhibit                           Description
-------                           -----------
 99.1               Press release dated January 14, 1998